SECURITIES AND EXCHANGE COMMSSION
                             WASHINGTON, D.C. 20549
                        ---------------------------------

                                    FORM 8-K




              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported) August 8, 2001



                                 SYSTEMAX INC.
             (Exact name of registrant as specified in its charter)


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               DELAWARE                       1-13792                 11-3262067
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
    (State or other jurisdiction of      (Commission File           (I.R.S. Employe
    incorporation or organization)           number)                Identification No.)
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              22 HARBOR PARK DRIVE, PORT WASHINGTON, NEW YORK 11050
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (516) 608-7000


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)   EXHIBITS

               1. Press release issued on August 8, 2001

ITEM 9.  REGULATION FD DISCLOSURE.

               The press release regarding Second Quarter 2001 financial results attached as exhibit 1 was issued by the Company on August 8, 2001.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 13, 2001               Systemax Inc.


                                    By: /s/ Steven M. Goldschein
                                        ------------------------------------
                                            Steven M. Goldschein
                                            Senior Vice President and Chief
                                            Financial Officer


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                                  EXHIBIT INDEX


EXHIBIT NUMBER      DESCRIPTION OF EXHIBIT                          PAGE

1                   Press release issued on August 8, 2001          4